UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

Asia Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-51048	47-0855301
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

119 Commercial St., Ste 190-115, Bellingham, WA 98225
 (Address of Principal Executive Offices) (Zip Code)

(360) 392-2841
Registrant’s telephone number, including area code

 (Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

1. Effective October 29, 2014, the Board of Directors of Asia Properties, Inc., (the “Company”) notified, MJF & Associates, APC, the Company’s independent registered public accounting firm  that it was terminating its engagement of MJF & Associates, APC as the Company’s independent registered public accounting firm.

a. The Company engaged MJF & Associates, APC (“MJF & Associates”) on June 11, 2012. During the period June 11, 2012 to October 29, 2014, there were no disagreements with MJF & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MJF & Associates’ satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

b During the period from June 11, 2012 to October 29, 2014, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

c. The reports by MJF & Associates on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011 raised substantial doubt about the Company’s ability to continue as a going concern. The reports of MJF & Associates did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

d. The Company provided MJF & Associates with a copy of this disclosure set forth under this Item 4.01 and requested MJF & Associates to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.  A copy of the letter, dated October 29, 2014, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(b) New independent accountants

Effective October 30, 2014 the Company engaged McGovern, Hurley, Cunningham, LLP as its new independent accountants. Prior to October 30, 2014: (i) no consultations occurred between the Company and McGovern, Hurley, Cunningham, LLP during the period commencing October 30, 2014, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of disagreement as defined in Item 304(a) (1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter from MJF & Associates to the US Securities and Exchange Commission dated October 29, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4,  2014

ASIA PROPERTIES, INC.

/s/ Daniel S. Mckinney
Daniel S. Mckinney
President, Chief Executive Officer, Director